EXHIBIT 10.3

                        AMENDMENT 1996-1

                   BECKMAN INSTRUMENTS, INC.
                DEFERRED DIRECTORS' FEE PROGRAM



     WHEREAS, Beckman Instruments, Inc. (the "Company") maintains the Beckman Instruments, Inc. Deferred Directors' Fee Program

(the "Plan"); and


     WHEREAS, the Company has the right to amend the Plan, and

the Company desires to amend the Plan to reflect recent

resolutions adopted by the Board of Directors;


     NOW, THEREFORE, the Plan is hereby amended, effective as of

November 1, 1996, as follows:


          The Plan is amended by the following provision at the

end thereof:


          "PLAN CONSTRUCTION

          It is the intent of Beckman that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ('Exchange Act') so that elective deferrals will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation shall be avoided."


     IN WITNESS WHEREOF, the Company has caused its duly

authorized officer to execute this Amendment to the Plan on this

11th day of October, 1996.

                                   BECKMAN INSTRUMENTS, INC.


                                   By /s/ Fidencio M. Mares

                                      Fidencio M. Mares
                                   Its: Vice President - Human Resources